SECURITIES AND EXCHANGE COMMISSION

                Washington, D.C.  20549

                       FORM 8-K

                    CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the
          Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  August 31, 2000.


                SCHOOL SPECIALTY, INC.*
(Exact name of registrant as specified in its charter)



   Wisconsin                 000-24385              39-0971239
(State or other            (Commission            (IRS Employer
jurisdiction of            File Number)          Identification No.)
incorporation)



        1000 North Bluemound Drive
           Appleton, Wisconsin                     54914
 (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code:  (920) 734-5712


This current report on Form 8-K is also filed for the purpose of amending the description of the Registrant's
Common Stock, $0.001 par value.




*As successor issuer to School Specialty, Inc., a Delaware corporation, pursuant to Rule 12g-3(a) of the Securities Exchange Act of 1934

Item 5.   Other Events

       On August 31, 2000 (the "Effective Time"), in order to effect a change in its state of incorporation from Delaware to Wisconsin (the "Reincorporation"),
School Specialty, Inc. ("Old School"), was merged with and into New School, Inc., a Wisconsin corporation (the
"Registrant"). At the Effective Time, the Registrant changed its name to "School Specialty, Inc. " Prior to the Effective Time, the Registrant had been a wholly-owned subsidiary of Old School organized for the purpose of effecting the Reincorporation. At the Effective
Time, the Registrant became the surviving entity of the merger effected to complete the Reincorporation. The merged entity is governed by the Wisconsin Business
Corporation Law ("WBCL") and the Articles of
Incorporation and By-Laws of the Registrant.

       The Reincorporation (as more fully described in Old School's definitive proxy statement dated July 24,
2000) was consummated pursuant to an Agreement and Plan of Merger dated as of July 24, 2000 (the "Merger
Agreement"), by and between Old School and the Registrant, and was approved by the stockholders of Old
School at its 2000 Annual Meeting of Stockholders held on August 29, 2000.

       At the Effective Time, the directors and executive officers of Old School became the directors and executive officers of the Registrant. The
Registrant's business, mailing address, principal executive offices and telephone number are the same as those of Old School.

       At the Effective Time, each issued and
outstanding share of Old School common stock, par value
$.001 per share (the "Old School Common Stock"), was automatically converted into one share of Registrant common stock, par value $0.001 per share (the
"Registrant Common Stock"). Outstanding options to purchase shares of Old School Common Stock were automatically converted into options to purchase the same number of shares of Registrant Common Stock. Each employee stock plan and any other employee benefit plan to which Old School was a party were assumed by the Registrant and, to the extent any such plans provided for the issuance or purchase of Old School Common Stock, such plans now provide for the issuance or purchase of shares of Registrant Common Stock.

       It is not necessary for stockholders to exchange their existing Old School stock certificates for new stock certificates of the Registrant. Shares of Old
School Common Stock, listed under the symbol "SCHS" on the Nasdaq National Market prior to the Reincorporation, continue to be listed on the Nasdaq National Market under such symbol as Registrant Common Stock. Delivery of existing Old School stock certificates will constitute "good delivery" of Registrant Common Stock.

       The foregoing description of the Reincorporation is not intended to be complete and is qualified in its entirety by the complete texts of the Merger Agreement, the Registrant's Articles of Incorporation and By-Laws, and the description of the Reincorporation on pages 13-
18 of Old School's definite Proxy Statement dated July
24, 2000, all of which are included as exhibits hereto and which are incorporated herein by reference.

       The Registrant's Common Stock is deemed
registered under Section 12(g) of the Securities
Exchange Act of 1934, as amended, pursuant to Rule 12g-
3(a) thereunder.

Item 7. Financial Statements and Exhibits

        (c)  Exhibits

             See "Exhibit Index."

                       SIGNATURE

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  August 31, 2000

                                SCHOOL SPECIALTY, INC.


                                By:  /s/ Daniel P. Spalding
                                     --------------------------
                                       Daniel P. Spalding
                                       Chairman of the Board and
                                       Chief Executive Officer

                     EXHIBIT INDEX


Exhibit
Number     Description

 2.1 Agreement and Plan of Merger, dated as of July 24, 2000, by and between Old School and the Registrant incorporated by reference to Appendix A of the School Specialty, Inc.
        definitive Proxy Statement dated July 24, 2000 filed in connection with the School Specialty, Inc. 2000 Annual Meeting of Stockholders.

 3.1    Articles of Incorporation of the
        Registrant (formerly known as New School,
        Inc.) incorporated by reference to Appendix B of the School Specialty, Inc. definitive Proxy
        Statement dated July 24, 2000 filed in
        connection with the School Specialty, Inc.
        2000 Annual Meeting of Stockholders.

 3.2 By-Laws of the Registrant (formerly known as New School, Inc.)

 99.1   Pages 13-18 of the School Specialty, Inc.
        definitive Proxy Statement dated July 24, 2000 filed in connection with the School Specialty, Inc. 2000 Annual Meeting of Stockholders, incorporated by reference to such pages of such definitive Proxy Statement.